UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2014

GUANWEI RECYCLING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53825	98-0669936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Rong Qiao Economic Zone

Fuqing City

Fujian Province

People’s Republic of China

300500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-591) 8536-6197

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 8, 2014, Howard Barth submitted his resignation as a director and chair of the audit committee of the board of directors (“Board”) of Guanwei Recycling Corp., a Nevada corporation (the “Company”). The resignation is due to personal reasons and not in connection with any known disagreement with the Company or the Board on any matter.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2014

GUANWEI RECYCLING CORP.

By:	/s/ Min Chen
Name:	Min Chen
Title:	Chief Executive Officer